Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT AND AMENDMENT NO. 3 TO GUARANTEE AGREEMENT

AMENDMENT NO. 5 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT AND AMENDMENT NO. 3 TO GUARANTEE AGREEMENT, dated as of June

20, 2024 (this “Amendment”), among CMTG JP FINANCE LLC (“Seller”), a Delaware limited liability company, CLAROS MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement or Guarantee Agreement, as applicable (each as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Uncommitted Master Repurchase Agreement, dated as of May 27, 2021 (as amended by Amendment No. 1 to Amended and Restated Master Repurchase Agreement and Amendment No. 1 to Amended and Restated Fee and Pricing Letter, dated as of June 29, 2021, the Term SOFR Conforming Changes Amendment, dated December 31, 2021, Amendment No. 2 to Amended and Restated Master Repurchase Agreement, dated as of January 14, 2022, Amendment No. 3 to Amended and Restated Master Repurchase Agreement and Amendment No. 1 to Guarantee Agreement, dated as of March 10, 2023, Amendment No. 4 to Amended and Restated Master Repurchase Agreement and Amendment No. 2 to Guarantee Agreement, dated as of July 28, 2023, as amended hereby and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, in connection therewith Guarantor executed and delivered in favor of Buyer that certain Guarantee Agreement, dated as of June 29, 2018 (as amended by Amendment No. 3 to Amended and Restated Master Repurchase Agreement and Amendment No. 1 to Guarantee Agreement, dated as of March 10, 2023, Amendment No. 4 to Amended and Restated Master Repurchase Agreement and Amendment No. 2 to Guarantee Agreement, dated as of July 28, 2023 as amended hereby and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee Agreement”); and

WHEREAS, Seller intends to propose the Fifth Amendment Purchased Assets (as defined below) for purchase by Buyer following the Fifth Amendment Effective Date (as defined below), subject to the terms and conditions of the Repurchase Agreement; and

WHEREAS, Seller, Guarantor and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement and the Guarantee Agreement shall be amended as set forth in this Amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Guarantor and Buyer each agree as follows:

SECTION 1. Amendments to Repurchase Agreement.

(a)
The defined terms “Additional Advance Maximum Amount”, “Additional Advance Termination Date” and “Main Pool Maximum Facility Amount” as set forth in Article 2 of the Repurchase Agreement, are hereby amended and restated in their entirety to read as follows:

“Additional Advance Maximum Amount” shall mean, as of the Fifth Amendment Effective Date, $250,000,000, as such amount shall decline by each payment made in reduction of the Additional Advance Amount pursuant to Section 2(c) of Fee Letter Amendment No. 4.

“Additional Advance Termination Date” shall mean August 10, 2025.

“Main Pool Maximum Facility Amount” shall mean $2,310,000,000.

(b)
Article 2 of the Repurchase Agreement is hereby amended by inserting the following new defined terms in correct alphabetical order:

“Fee Letter Amendment No. 4” shall mean that certain Amendment No. 4 to Amended and Restated Fee and Pricing Letter, by and among Seller, Guarantor and Buyer, dated as of June 20, 2024.

“Fifth Amendment” shall mean that certain Amendment No. 5 to Amended and Restated Master Repurchase and Amendment No. 3 to Guarantee Agreement, by and among Buyer, Seller and Guarantor, dated as of the Fifth Amendment Effective Date.

“Fifth Amendment Effective Date” shall mean June 20, 2024.

“Fifth Amendment Fee” shall have the meaning set forth in the Fee Letter.

“Fifth Amendment Purchased Assets” shall mean those assets as set forth in the table titled “Fifth Amendment Purchased Assets” in Schedule I of the Fee Letter.

“Guarantor Liquidity Maintenance Account” shall have the meaning set forth in the Fee

Letter.

“Guarantor Liquidity Maintenance Requirement” shall have the meaning set forth in the

Fee Letter.

“Pro Rata Application Requirement” shall have the meaning set forth in the Fee Letter. “Specified Mortgage Loan” shall have the meaning set forth in the Fee Letter.

(c)
Article 5(d)(i) of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

(i) (A) at all times when the Pro Rata Application Requirement is not satisfied, first, to reduce the Purchase Price (including the Additional Advance Amount, if any) of the Purchased Asset to which such Principal Proceeds relate until such Purchase Price has been reduced to zero, and, second, at Seller’s discretion, to apply the remainder of such Principal Proceeds to either (a) reduce the remaining Additional Advance Amounts of the Additional Advance Purchased Assets, allocated in such amount and proportion as determined by Buyer in its sole discretion, or (b) deposit such amounts into the Guarantor Liquidity Maintenance Account to be applied towards the satisfaction of, and a corresponding dollar- for-dollar increase to, the Guarantor Liquidity Maintenance Requirement, and

(B) at all times when the Pro Rata Application Requirement is satisfied, first, to Buyer, an amount equal to (1) in the case of any repayment in part, but not in full, of a Purchased Asset that, unless otherwise specified in the Confirmation related to such Purchased Asset, is not made in connection with any release of any of the Underlying Mortgaged Property or other collateral related to the related Purchased Asset, the product of (x) the amount of Principal Proceeds received with respect to such Purchased Asset and (y) the Advance Rate for such Purchased Asset and (2) in all other cases, unless otherwise expressly set forth in the related Confirmation, 100% of such Principal Proceeds until the Repurchase Price of such Purchased Asset is reduced to zero;

provided that, in the case of each of the preceding clauses (A) and (B), with respect to any Additional Advance Purchased Asset, Principal Proceeds paid to Buyer relating to any such Additional Advance Purchased Asset shall be applied, in the case of a partial repayment of principal of the related Additional Advance Purchased Asset, first, to reduce the Additional Advance Amount of such Purchased Asset until the same has been reduced to zero, and, second, to reduce the remaining outstanding Purchase Price of such Additional Advance Purchased Asset until reduced to zero;

(d)
Article 11(l) of the Repurchase Agreement is hereby amended by adding the following text after the words “Structuring Fee,” in the fourth sentence of such clause: “Fifth Amendment Fee”.

(e)
Article 12(a)(xvi) is hereby amended and restated in its entirety to read as follows:
(xvi)
Seller shall fail to observe any agreement or covenant or to make any payment as and when required pursuant to Article 3(bb), Section 2(a) of Fee Letter Amendment No. 2 or Section 2 of Fee Letter Amendment No. 4.

SECTION 2. Amendment to Guarantee Agreement.

(a)
Section 9(a)(iii) of the Guarantee Agreement is hereby amended and restated in its entirety to read as follows:

“(iii) permit the ratio of Guarantor’s EBITDA for the most recently ended period of twelve (12) consecutive months ended on or prior to such date of determination to Guarantor’s Interest Expense for such period to be less than 1.30 to 1.00; provided, however, with respect to the fiscal quarter ending June 30, 2024 and each fiscal quarter thereafter through and including the fiscal quarter ending September 30, 2025, the foregoing ratio shall be 1.10 to 1.00; or”

SECTION 3. Conditions Precedent; Effective Date. This Amendment shall become effective on the Fifth Amendment Effective Date provided that as of such date all of the following have occurred: (a) a counterpart of this Amendment is duly executed and delivered by a duly authorized officer of each of the Seller, Guarantor and Buyer, (b) Buyer has received the Fifth Amendment Fee, (c) Buyer has received a fully executed version of that certain Amendment No. 4 to Amended and Restated Fee and Pricing Letter and (d) counsel for Seller has delivered to Buyer opinions of counsel, including a bankruptcy safe harbor opinion, in form and substance acceptable to Buyer.

SECTION 4. Fifth Amendment Purchased Assets. Buyer and Seller agree that of the funds paid by Buyer to Seller in satisfaction of the Purchase Price of the Fifth Amendment Purchased Assets, not less than $48,287,544.79 shall be used to reduce the Additional Advance Amount of the existing Additional Advance Purchased Assets, allocated in a manner to be determined in Buyer’s sole discretion.

SECTION 5. Seller’s Representations and Warranties. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment and (b) this Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to applicable bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.

SECTION 6. Guarantor’s Representations and Warranties. On and as of the date hereof, Guarantor hereby represents and warrants to Buyer that (a) Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment and (b) this Amendment has been duly executed and delivered by or on behalf of Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms subject to applicable bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.

SECTION 7. Acknowledgments of Guarantor. Guarantor hereby acknowledges the execution and delivery of this Amendment by Seller and agrees that Guarantor continues to be bound by the Guarantee Agreement to the extent of the Obligations (as defined therein), notwithstanding the impact of the changes set forth herein. Guarantor further acknowledges that the financial covenants set forth in Section 9 of the Guarantee Agreement shall at all times remain subject to Section 9(c) of the Guarantee Agreement, notwithstanding the amendments to the Guarantee Agreement set forth in Section 2 hereof.

SECTION 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement, Guarantee Agreement and each of the other Transaction Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the effective date hereof, all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment. Each reference to Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby. Each reference to the “Guarantee Agreement” in any of the Transaction Documents shall be deemed to be a reference to the Guarantee Agreement as amended hereby.

SECTION 9. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 10. No Novation, Effect of Agreement. Guarantor, Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other document executed in connection therewith to which any Repurchase Party is a party (the “Transaction Documents”). It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement and the other Transaction Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement or Guarantee Agreement in any such Transaction Document shall be deemed to also reference this Amendment.

SECTION 11. Consent to Jurisdiction; Waiver of Jury Trial.

(a)
Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 11 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions.
(b)
EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

SECTION 12. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

a national banking association organized under the laws of the United States

By: ____________________

Name: Thomas N. Cassino

Title: Managing Director

SELLER:

CMTG JP FINANCE LLC, a Delaware limited liability company

By: ___________________________

Name: J. Michael McGillis

Title: Authorized Signatory

Acknowledged and Agreed:

CLAROS MORTGAGE TRUST, INC., a

Maryland corporation, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to the terms of this Amendment:

By: ____________________

Name: J. Michael McGillis

Title: Authorized Signatory